Exhibit 99.1

Identiv Reports First Quarter 2024 Financial Results

Signed Transformative $145 Million Agreement on April 2, 2024; Expected Closing in Q3 FY 2024, Subject to Approvals

New President, IoT Solutions Joins Identiv; Will Become CEO Post-Close of Transaction

Gross Margins Expand to Highest Levels since Q3 2021

FREMONT, Calif. — May 8, 2024 — Identiv, Inc. (NASDAQ: INVE), a global digital security and identification leader in the Internet of Things (IoT), today released its financial results for the first quarter ended March 31, 2024.

Recent Financial and Operational Highlights

•

Concluded strategic review with announcement of $145 million asset purchase agreement (APA) transaction with security solutions provider Vitaprotech; transaction expected to close in Q3 2024, subject to regulatory and stockholder approvals and other customary closing conditions.

•	Welcomed Kirsten Newquist as President, IoT Solutions; Ms. Newquist will become CEO at the close of asset sale.

•	First quarter GAAP and non-GAAP gross margins were 37.3% and 39.9%, respectively, their highest levels since Q3 2021.

•	Software, services, and recurring revenues grew to 27.4% of Premises segment revenues in Q1 2024.

•	Ended Q1 2024 with $22.4 million in cash, cash equivalents and restricted cash.

•	Continued the development of Thailand RFID production facility, reflected by 40% of Q1 RFID volume being produced in Thailand.

•	Shipped the majority of a previously announced $2 million reader application order for a global online retailer.

•	Secured 2-year contract with IoT customer for smart home application.

•	Showcased broad specialty IoT solutions portfolio at RFID Journal Live trade show.

•	Demonstrated Scramble Factor reader with multi-factor authentication at ISC West trade show in Las Vegas.

•	Joined Axia Institute at Michigan State University, a research center focused on the transformation of today’s supply chains across multiple industries, including healthcare.

•	Expanded sales and pipeline of FIDO (Fast Identity Online) dual-factor security keys, with new projects in Europe.

Asset Sale Transaction Summary

As previously announced, on April 2, 2024, Identiv entered into a definitive asset purchase agreement to sell its physical security, access card, and identity reader operations and assets to a wholly owned subsidiary of Vitaprotech, a security solutions provider. Under the terms of the agreement, Identiv will receive a cash payment of $145 million upon closing of the transaction, subject to customary adjustments. The transaction is expected to close in the third quarter of 2024, subject to stockholder approval and other customary closing conditions. The transaction is also subject to review and approval by the Committee on Foreign Investment in the United States (CFIUS) and the Federal Trade Commission under the Hart-Scott-Rodino (HSR) Act. The proceeds from the sale will significantly strengthen Identiv’s financial position, generating capital to fund the future growth of its specialty IoT solutions business.

First Quarter 2024 Financial Summary

Revenue for the first quarter 2024 was $22.5 million, compared to $29.0 million in the prior quarter and $26.0 million in the first quarter of 2023. By segment, Identity revenues were $12.8 million and Premises revenues totaled $9.7 million.

First quarter 2024 GAAP gross margin was 37.3% and non-GAAP gross margin was 39.9%.

GAAP operating expenses, including research and development, sales, and marketing, and general and administrative, were $12.6 million in the first quarter of 2024, compared to $11.8 million in the prior quarter and $11.9 million in the first quarter of 2023. Non-GAAP operating expenses were $10.4 million in the first quarter of 2024, compared to $9.8 million in the prior quarter and $10.6 million in the first quarter of 2023. Strategic transaction-related costs excluded from first quarter 2024 non-GAAP operating expenses totaled $1.0 million and excluded from fourth quarter 2023 non-GAAP operating expenses totaled $0.4 million.

GAAP net loss for the first quarter 2024 was ($4.6) million, or ($0.21) per basic and diluted share, compared to GAAP net loss of ($1.6) million, or ($0.08) per basic and diluted share, in the prior quarter and GAAP net loss of ($2.7) million, or ($0.13) per basic and diluted share, in the first quarter of 2023.

Non-GAAP adjusted EBITDA in the first quarter of 2024 was ($1.4) million, compared to $0.9 million in the prior quarter and ($0.9) million in the first quarter of 2023.

Management Commentary

“In the first quarter, our total business net revenue was within our guidance range, and we delivered our highest GAAP and non-GAAP gross margins in ten quarters,” said Identiv CEO Steven Humphreys. “We also brought in a world-class business leader, Kirsten Newquist, who has the ideal profile to lead our IoT business. Our previously announced strategic review culminated in a definitive agreement signed on April 2. We believe this transaction positions Identiv with a strong balance sheet to invest in the future growth of our specialty IoT solutions business and look forward to its expected close in the third quarter.”

Financial Outlook

Identiv provides guidance based on current market conditions and expectations, including macroeconomic conditions and customer demand. For fiscal Q2 2024, management currently expects total company net revenues in the range of $23 million to $25 million, with normal seasonality expected to continue.

Conference Call

Identiv management will hold a conference call today, May 8, 2024, at 5:00 p.m. EDT (2:00 p.m. PDT) to discuss the company’s first quarter 2024 financial results. A question-and-answer session will follow management’s presentation.

Toll-Free: 877-545-0523

International Number: +1 973-528-0016

Call ID: 243006

Webcast link: Register and Join

The teleconference replay will be available through May 22, 2024, by dialing 877-481-4010 (Toll-Free Replay Number) or 919-882-2331 (International Replay Number) and entering passcode 50510.

If you have any difficulty connecting with the teleconference, please contact Identiv Investor Relations at IR@identiv.com.

About Identiv

Identiv, Inc. is a global leader in digitally securing the physical world. Identiv’s platform encompasses RFID and NFC, cybersecurity, and the full spectrum of physical access, video, and audio security. For more information, visit identiv.com.

Non-GAAP Financial Measures

This press release includes financial information that has not been prepared in accordance with GAAP, including non-GAAP adjusted EBITDA, non-GAAP gross margin, and non-GAAP operating expenses. Identiv uses non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating ongoing operational performance. Identiv believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Non-GAAP gross margin excludes stock-based compensation and amortization and depreciation. Non-GAAP adjusted EBITDA excludes items that are included in GAAP net income (loss), GAAP operating expenses, and GAAP gross margin, and excludes income tax provision, interest expense, net foreign currency gains (losses), net stock-based compensation, amortization and depreciation, restructuring and severance, gain on investment, and strategic review-related costs. Non-GAAP operating expenses exclude stock-based compensation, amortization and depreciation, and restructuring and severance. For historical periods, the exclusions are detailed in the reconciliation table included in this press release. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed in this press release.

Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact is a forward-looking statement, including statements regarding: Identiv’s expectations regarding future operating and financial outlook and performance, including 2024 second quarter guidance and outlook; Identiv’s strategy, opportunities, focus and goals; Identiv’s expectations regarding seasonality; expected benefits of Identiv’s production facility in Thailand; expectations with respect to management and management following the completion of the proposed transaction; Identiv’s expectations with respect to the use of proceeds from the proposed transaction; Identiv’s beliefs regarding access to future capital; Identiv’s expectations relating to the growth of its IoT business; and Identiv’s expectations with respect to demand and customer orders. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the failure of the proposed transaction to close for any reason; risks that the proposed transaction disrupts current business, plans and operations of Identiv or its business prospects; diversion of management’s attention from Identiv’s ongoing business; the ability of Identiv to retain and hire key personnel; the effect of the change in management following the completion of the proposed transaction; competitive responses to the proposed transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; Identiv’s ability to continue the momentum in its business; Identiv’s ability to successfully execute its business strategy; Identiv’s ability to capitalize on trends in its business; Identiv’s ability to satisfy customer demand and expectations; the level and timing of customer orders and changes/cancellations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; industry trends and seasonality; the impact of macroeconomic conditions and customer demand, inflation and increases in prices; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, preliminary proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2024 and subsequent reports filed with the SEC. All forward-looking statements are based on information available to Identiv on the date hereof, and Identiv assumes no obligation to update such statements.

Additional Information and Where to Find It

On April 2, 2024, Identiv entered into a Stock and Asset Purchase Agreement with Hawk Acquisition, Inc. (“Buyer”), whereby Identiv agreed to sell its physical security business to Buyer (the “Transaction”). Identiv has filed a preliminary proxy statement on Schedule 14A with the SEC, in connection with its solicitation of proxies for approval of the Transaction (the “Proxy Statement”). The Proxy Statement is in preliminary form and Identiv intends to file a definitive proxy statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Participants in the Solicitation

Identiv, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of Identiv in connection with the Transaction. Information about Identiv’s executive officers and directors, including compensation, is set forth in the sections entitled “Directors,” “Executive Officers,” “Compensation of Directors,” and “Executive Compensation,” of Identiv’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended by Amendment No. 1 to the Annual Report on Form 10-K/A filed with the SEC on April 29, 2024 (as amended, the “Annual Report”), as well as Item 5.02 of its Current Reports on Form  8-K filed with the SEC on April  3, 2024 and April 18, 2024. Information about the ownership of common stock by Identiv’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Annual Report. To the extent holdings by the directors and executive officers of Identiv securities reported in the Annual Report change, such changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive proxy statement, and other materials to be filed with the SEC. All of these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials. Each of Hawk Acquisition, Inc. and Seven2 SAS (together, Vitaprotech) is or may be deemed to be a Participant in the solicitation of proxies from stockholders of Identiv in connection with the Transaction. Information about the ownership of securities of Vitaprotech is set forth in the Schedule 13D filed by Vitaprotech on April  12, 2024. In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a Participant in the solicitation of proxies from stockholders of Identiv in connection with the Transaction. Information about the ownership of securities of Bleichroeder is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management ” of the Annual Report and Amendment No. 2 to the Schedule 13D filed by Bleichroeder on April 4, 2024. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive proxy statement, and other materials to be filed with the SEC.

Investor Relations Contact:

IR@identiv.com

Media Contact:

press@identiv.com

Identiv, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023
Net revenue	$22,494	$28,985	$25,997
Cost of revenue	14,102	18,821	16,786

Gross profit	8,392	10,164	9,211

Operating expenses:
Research and development	3,011	2,952	2,707
Selling and marketing	5,302	4,938	6,097
General and administrative	4,252	3,570	2,948
Restructuring and severance	22	338	191

Total operating expenses	12,587	11,798	11,943

Loss from operations	(4,195)	(1,634)	(2,732)
Non-operating income (expense):
Interest expense, net	(87)	(76)	(50)
Foreign currency gains (losses), net	(256)	209	89

Loss before income tax provision	(4,538)	(1,501)	(2,693)
Income tax provision	(20)	(103)	(26)

Net loss	(4,558)	(1,604)	(2,719)
Cumulative dividends on Series B convertible preferred stock	(248)	(319)	(313)

Net loss available to common stockholders	$(4,806)	$(1,923)	$(3,032)

Net loss per common share:
Basic	$(0.21)	$(0.08)	$(0.13)
Diluted	$(0.21)	$(0.08)	$(0.13)
Weighted average shares used in computing net loss per common share:
Basic	23,368	23,248	22,794
Diluted	23,368	23,248	22,794

Identiv, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$21,623	$23,312
Restricted cash	811	1,072
Accounts receivable, net of allowances	17,811	21,969
Inventories	28,460	28,712
Prepaid expenses and other current assets	4,159	4,421

Total current assets	72,864	79,486
Property and equipment, net	8,832	9,320
Operating lease right-of-use assets	4,756	5,214
Intangible assets, net	3,995	4,251
Goodwill	10,192	10,218
Other assets	1,150	1,234

Total assets	$101,789	$109,723

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,564	$12,250
Financial liabilities	9,894	9,949
Operating lease liabilities	1,655	1,714
Deferred revenue	1,744	2,341
Accrued compensation and related benefits	2,099	2,334
Other accrued expenses and liabilities	2,351	2,194

Total current liabilities	27,307	30,782
Long-term operating lease liabilities	3,309	3,716
Long-term deferred revenue	981	927
Other long-term liabilities	26	26

Total liabilities	31,623	35,451
Total stockholders’ equity	70,166	74,272

Total liabilities and stockholders’ equity	$101,789	$109,723

Identiv, Inc.

Reconciliation of GAAP to Non-GAAP Financial Information

(in thousands)

(unaudited)

	Three Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023
Reconciliation of GAAP gross margin to non-GAAP gross margin
GAAP gross profit	$8,392	$10,164	$9,211

Reconciling items included in GAAP gross profit:
Stock-based compensation	47	60	45
Amortization and depreciation	547	491	385

Total reconciling items included in GAAP gross profit	594	551	430

Non-GAAP gross profit	$8,986	$10,715	$9,641

Non-GAAP gross margin	40%	37%	37%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses
GAAP operating expenses	$12,587	$11,798	$11,943

Reconciling items included in GAAP operating expenses:
Stock-based compensation	(972)	(938)	(945)
Amortization and depreciation	(238)	(241)	(238)
Strategic review-related costs	(953)	(435)	—
Restructuring and severance	(22)	(338)	(191)

Total reconciling items included in GAAP operating expenses	(2,185)	(1,952)	(1,374)

Non-GAAP operating expenses	$10,402	$9,846	$10,569

Reconciliation of GAAP net income (loss) to non-GAAP adjusted EBITDA
GAAP net loss	$(4,558)	$(1,604)	$(2,719)

Reconciling items included in GAAP net loss:
Income tax provision	20	103	26
Interest expense, net	87	76	50
Foreign currency gains (losses), net	256	(209)	(89)
Stock-based compensation	1,019	998	990
Amortization and depreciation	785	732	623
Strategic review-related costs	953	435	—
Restructuring and severance	22	338	191

Total reconciling items included in GAAP net loss	3,142	2,473	1,791

Non-GAAP adjusted EBITDA	$(1,416)	$869	$(928)